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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 28, 2003
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

        On April 28, 2003, Overstock.com, Inc. issued a press release announcing certain financial results and additional information. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit Number	Description
99.1	Press Release issued April 28, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ JASON C. LINDSEY Jason C. Lindsey Chief Financial Officer
Date: April 28, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued April 28, 2003.

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  Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX